UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22172

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World Funds Trust
(Exact name of registrant as specified in charter)

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8730 Stony Point Parkway,
Suite 205
Richmond, VA 23235
(Address of principal executive offices)

The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801
(Name and address of agent for service)

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

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Registrant’s telephone number, including area code: (804) 267-7400

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

The Cook & Bynum Fund

ITEM 1. (a) Report to Stockholders.

The Cook & Bynum Fund COBYX Semi-Annual Shareholder Report | March 31, 2026

This semi-annual shareholder report contains important information about The Cook & Bynum Fund for the period of October 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/. You can also request this information by contacting us at (877) 839-2629.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the period? (based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Cook & Bynum Fund	$77	1.49%[1]
[1] Annualized.

How did the Fund perform?

The Cook & Bynum Fund (the “Fund”) delivered positive returns for the period of October 1, 2025, through March 31, 2026, in contrast to the slight decline of the MSCI All Country World Index (“ACWI”). The solid 2025 business performance that many of our companies recently reported underpinned the Fund’s positive results. The Fund’s five beverage investments contributed significantly to returns on the back of strong business results and a modest improvement in their valuations. The Fund’s six investments in Latin America also all contributed to returns as the region had a strong 2025 that continued into 2026.

CUMULATIVE PERFORMANCE (based on a hypothetical $10,000 investment)

ANNUAL Performance
		Average Annual Return (%)
	1 Year	5 Year	10 Year
The Cook & Bynum Fund	8.42%	8.24%	4.10%
MSCI ACWI Net Total Return Index	20.01%	9.48%	11.33%

The MSCI All Country World Index (ACWI) Net Total Return Index captures the performance of large- and mid-cap stocks across 23 developed and 24 emerging markets, reflecting dividends reinvested after withholding taxes. It offers a broad, global equity benchmark covering approximately 85% of the investable market capitalization.

Visit www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Cook & Bynum Fund	PAGE 1

KEY FUND STATISTICS (as of March 31, 2026)
Fund Net Assets	$82,493,977
Number of Holdings	12
Total Net Advisory Fee	$404,782
Portfolio Turnover Rate	5.13%
Visit www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

WHAT DID THE FUND INVEST IN? (% of Net Assets as of March 31, 2026)
Top 10 Holdings	(%)
Arca Continental S.A.B. de C.V.	25.45%
Berkshire Hathaway Class B	18.26%
Coca-Cola Embonor SA	10.96%
Anheuser-Busch InBev SA/NV	10.79%
Fomento Economico Mexicano SAB	7.34%
US Treasury Bill 4/2/2026	6.85%
Union de Cervecerias Peruanas Backus y Johnston SA	4.81%
Liberty Latin America Ltd. Class C	4.19%
AG Anadolu Grubu Holding AS	2.90%
BIM Birlesik Magazalar AS	2.78%
Geographic Breakdown	Sector Breakdown

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/.

The Cook & Bynum Fund	PAGE 2

ITEM 1. (b) Not applicable.

ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       INVESTMENTS.

(a)      The Registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

(b)      Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

FINANCIAL STATEMENTS
AND OTHER INFORMATION

Six Months Ended March 31, 2026 (unaudited)

The Cook & Bynum Fund

THE COOK & BYNUM FUND
Schedule of Investments	March 31, 2026 (unaudited)
		Shares	Value
80.92%	COMMON STOCKS

17.31%	BREWERIES
	Ambev SA ADR	483,092	$1,410,629
	Anheuser-Busch InBev SA/NV ADR	128,304	8,900,449
	Union de Cervecerias Peruanas Backus y Johnston SAA(A)	600,000	3,965,631
			14,276,709

18.26%	CONGLOMERATES
	Berkshire Hathaway - Class B(A)	31,436	15,064,131

5.68%	CONSUMER STAPLES - MERCHANDISE RETAIL
	AG Anadolu Grubu Holding AS(A)	3,880,000	2,393,979
	BIM Birlesik Magazalar AS	149,000	2,289,961
			4,683,940

1.32%	HEALTH CARE SERVICES
	Euroeyes International Eye Clinic, Ltd.	3,166,000	1,090,165

0.51%	INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
	Gesco SE	26,532	421,673

7.34%	RETAIL - CONVENIENCE STORES
	Fomento Economico Mexicano S.A.B. de C.V. ADR	54,513	6,054,214

25.45%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Arca Continental S.A.B. de C.V.	1,820,263	20,994,519

5.05%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd. Class A(A)	81,841	707,106
	Liberty Latin America Ltd. Class C(A)	391,948	3,456,981
			4,164,087

80.92%	TOTAL COMMON STOCKS		66,749,438
	(Cost: $43,590,117)

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Schedule of Investments - continued	March 31, 2026 (unaudited)
		Shares/ Principal	Value
10.96%	PREFERRED STOCKS

10.96%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Coca-Cola Embonor SA - Class A	5,301,259	$9,042,806

10.96%	TOTAL PREFERRED STOCKS		9,042,806
	(Cost: $10,125,460)
8.01%	SHORT TERM INVESTMENTS

6.85%	US TREASURY BILL
	US Treasury Bill 04/02/2026 1.792%(B)	$5,650,000	5,649,445
	(Cost: $5,649,445)
1.16%	MONEY MARKET FUND
	US Bank MMDA 1.77%(C)	955,039	955,039
	(Cost: $955,039)

8.01%	TOTAL SHORT TERM INVESTMENTS		6,604,484
	(Cost: $6,604,484)

99.89%	TOTAL INVESTMENTS		82,396,728
	(Cost: $60,320,061)
0.11%	Other assets, net of liabilities		97,249
100.00%	NET ASSETS		$82,493,977

(A)   Non-income producing.

(B)   Zero coupon security. The rate shown is the yield-to-maturity as of March 31, 2026.

(C)   Effective 7 day yield as of March 31, 2026.

ADR - Security represented is held by the custodian in the form of American Depositary Receipts.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Statement of Assets and Liabilities	March 31, 2026 (unaudited)
ASSETS
Investments at value (cost of $60,320,061) (Note 1)	$82,396,726
Receivable for capital stock sold	62,212
Dividends and interest receivable	25,129
Tax reclaims receivable	40,048
Prepaid expenses	60,959
TOTAL ASSETS	82,585,074
LIABILITIES
Payable for capital stock redeemed	7,850
Accrued advisory fees	46,416
Accrued accounting, administration and transfer agent fees	3,671
Other payables and accrued expenses	33,160
TOTAL LIABILITIES	91,097
NET ASSETS	$82,493,977
Net Assets Consist of:
Paid-in capital	$64,795,379
Distributable earnings (accumulated deficits)	17,698,598
Net Assets	$82,493,977
NET ASSET VALUE PER SHARE
Shares of common stock outstanding (unlimited number of shares authorized)	4,549,063
Net Asset Value, Offering and Redemption Price Per Share	$18.13

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Statement of Operations	Six Months Ended March 31, 2026 (unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $73,360)	$475,931
Interest	67,829
Total investment income	543,760
EXPENSES
Investment advisory fees (Note 2)	589,307
Record keeping and administrative services (Note 2)	25,002
Accounting Fees (Note 2)	14,199
Transfer Agent fees and expenses (Note 2)	16,845
Custody fees	21,272
Registration and filing fees	18,996
Trustee fees	7,672
Legal fees	12,021
Service fees	13,582
Insurance fees	3,577
Auditing and tax fees	10,908
Shareholder servicing and reports	22,316
Compliance fees (Note 2)	4,650
Other	13,290
Total expenses	773,637
Advisory fee waivers (Note 2)	(184,525)
Net Expenses	589,112
Net investment income (loss)	(45,352)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(489,411)
Net realized gain (loss) on foreign currency transactions	(15,021)
Total net realized gain (loss) on investments and foreign currency transactions	(504,432)

Net change in unrealized appreciation (depreciation) of investments	6,046,621

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5,542,189
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,496,837

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Statements of Changes in Net Assets
	Six Months Ended March 31, 2026 (unaudited)	Year Ended September 30, 2025
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$(45,352)	$876,071
Net realized gain (loss) on investments and foreign currency transactions	(504,432)	(2,652,650)
Net change in unrealized appreciation (depreciation) of investments	6,046,621	3,901,569
Increase (decrease) in net assets from operations	5,496,837	2,124,990
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from earnings	(922,025)	(910,973)
Decrease in net assets from distributions	(922,025)	(910,973)
CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	5,910,669	12,902,975
Distributions reinvested	820,903	893,286
Shares redeemed	(6,319,130)	(14,263,071)
Increase (decrease) in net assets from capital stock transactions	412,442	(466,810)
NET ASSETS
Increase (decrease) during period	4,987,254	747,207
Beginning of period	77,506,723	76,759,516
End of period	$82,493,977	$77,506,723

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Financial Highlights

Net asset value, beginning of period
Investment activities
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments and foreign currency transactions
Total from investment activities
Distributions
Net investment income
Total distributions
Paid-in capital from redemption fees
Net asset value, end of period
Total Return(3)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross
Expenses, net of fee waivers
Net investment income (loss)
Portfolio turnover rate(3)
Net assets, end of period (000s)

(1)    Per share amounts calculated using the average shares outstanding during the period.

(2)    Less than $0.005 per share.

(3)    Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)    Ratios to average net assets have been annualized for periods less than one year.

(5)    Less than 0.05%.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Selected Per Share Data Throughout Each Period
Six Months Ended March 31, 2026 (unaudited)	Years Ended September 30,
	2025	2024	2023	2022		2021
$17.11	$16.77	$15.48	$11.89	$12.98		$10.87

(0.01)	0.20	0.24	0.18	0.33		0.08
1.24	0.35	1.22	3.58	(1.13)		2.07
1.23	0.55	1.46	3.76	(0.80)		2.15

(0.21)	(0.21)	(0.17)	(0.17)	(0.29)		(0.04)
(0.21)	(0.21)	(0.17)	(0.17)	(0.29)		(0.04)
—	—	—	— (2)	—		—	(2)
$18.13	$17.11	$16.77	$15.48	$11.89		$12.98
7.23%	3.49%	9.42%	31.71%	(6.39%)		19.80%

1.96%	2.04%	2.04%	2.08%	2.23%		2.20%
1.49%	1.49%	1.49%	1.49%	1.49%		1.49%
(0.11%)	1.22%	1.44%	1.19%	2.54%		0.66%
5%	6%	2%	4%	0	%(5)	0	%(5)
$82,494	$77,507	$76,760	$69,556	$50,607		$58,064

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements	March 31, 2026 (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Cook & Bynum Fund (the “Fund”) is a non-diversified series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund’s Board of Trustees (the “Board”) held a Special Meeting of Shareholders of the Fund on September 16, 2024 for the purpose of approving an Agreement and Plan of Reorganization, under which all of the assets and liabilities of the Cook & Bynum Fund (the “Predecessor Fund”), a series of the Cook & Bynum Trust, were exchanged for shares of the Fund of equal value to the Net Assets of the Predecessor Fund on October 4, 2024. The Predecessor Fund commenced operations on March 18, 2009.

The investment objective of the Fund is to seek long-term growth of capital.

The Fund is deemed to be an individual operating and reporting segment and is not part of a consolidated reporting entity. The objective and strategy, as outlined in the Fund’s prospectus under the heading “Principal Investment Strategies,” are used by Cook & Bynum Capital Management, LLC (the “Advisor”) to make investment decisions, and the results of the Fund’s operations, as shown in its Statement of Operations and Financial Highlights, are the information utilized for the day-to-day management of the Fund. The Fund and the Advisor are parties to an expense agreement as disclosed in the Notes to the Financial Statements, and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role in the Fund’s management, the Advisor’s portfolio manager is deemed to be the Chief Operating Decision Maker.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation

The Fund’s securities are valued at current market price. Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

of the New York Stock Exchange (“NYSE”). Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks are valued at current market quotations as provided by an independent pricing service approved by the Board. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Advisor as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable for a portfolio security as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded, but prior to the time as of which the Fund’s NAV is calculated, that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2026:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$66,749,438	$—	$—	$66,749,438
Preferred Stocks	9,042,806	—	—	9,042,806
US Treasury Bill	—	5,649,445	—	5,649,445
Money Market Fund	955,039	—	—	955,039
	$76,747,283	$5,649,445	$—	$82,396,728

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. The Fund held no Level 3 securities at any time during the six months ended March 31, 2026.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets related to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the six months ended March 31, 2026, there were no such reclassifications.

Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment services for an annual fee of 1.49% of the Fund’s daily net assets.

The Advisor earned and waived management fees for the six months ended March 31, 2026, as follows:

Management Fee Earned	Management Fee Waived
$589,307	$184,525

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.49% of the daily net assets of the Fund. This agreement is in effect until February 1, 2027. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable reimbursements as of March 31, 2026, are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2026	2027	2028	2029	Total
$381,321	$417,191	$385,890	$184,525	$1,368,927

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. For its services, fees to CFS are computed daily and paid monthly. For the six months ended March 31, 2026, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$21,576	$8,705	$16,590

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees may include out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus, LLP. J. Stephen King Jr. and Robert J. Rhatigan, each an Assistant Secretary of the Trust, are Partners of Practus, LLP. None of the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Rhatigan receives any special compensation from the Trust or the Fund for serving as officers of the Trust.

The Fund’s Chief Compliance Officer is the Managing Member of Watermark Solutions, LLC (“Watermark”), which provides certain compliance services to the Fund. For the six months ended March 31, 2026, Watermark received $4,650 in fees from the Fund.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the six months ended March 31, 2026, were as follows:

Purchases	Sales
$3,848,486	$4,739,590

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

The tax character of distributions paid during the six months ended March 31, 2026, and the year ended September 30, 2025, were as follows:

Distributions paid from:	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Ordinary income	$922,025	$910,973
	$922,025	$910,973

As of March 31, 2026, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed net investment income (loss)	$(174,127)
Accumulated net realized gain (loss)	(4,203,940)
Net unrealized appreciation (depreciation)	22,076,665
$17,698,598

The cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$60,320,061	$31,907,429	$(9,830,764)	$22,076,665

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Shares sold	332,090	768,159
Shares reinvested	46,882	59,592
Shares redeemed	(359,490)	(876,277)
Net increase (decrease)	19,482	(48,526)

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit (“LOC”) with U. S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LOC will mature, unless renewed, on October 6, 2026. Borrowing under the LOC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the assets held in the Fund’s pledge account. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 6.75% at March 31, 2026. During the six months ended March 31, 2026, the Fund did not borrow under this arrangement and had no outstanding borrowings on March 31, 2026.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2026 (unaudited)

NOTE 7 – NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As of March 31, 2026, 73.62% of the Fund’s net assets were invested in foreign securities. As of March 31, 2026, the Fund had 36.41% of its net assets invested in securities within the Soft Drink Bottling and Distribution industry. For specific industry concentration, please reference the Schedule of Investments.

NOTE 8 – RISKS OF INVESTING IN THE FUND

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Risks.”

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as noted above, no additional items require disclosure.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Supplemental Information

Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

Proxy disclosures for open-end management investment companies.

Not applicable.

Remuneration paid to Directors, Officers, and others of open-end management investment companies.

See the Statement of Operations and Note 2 for remuneration paid to Officers. See the Statement of Operations for remuneration paid to Trustees.

Advisory Agreement Renewal

Not applicable.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders	March 31, 2026

Dear Partners:

For the six-month period ended March 31, 2026, The Cook & Bynum Fund (the “Fund”) returned 7.22% while the MSCI All Country World Index (“MSCI ACWI”)1 declined -0.01%.

The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As shown in the Prospectus dated January 28, 2026, the gross and net expense ratios of the Fund were 2.04% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2027. For additional information, please reference Note 2 in the Fund’s Core Financial Statements dated September 30, 2025.

Portfolio Update

In contrast to the uncertainty in today’s world, we take comfort in our portfolio of high quality businesses that all trade at large discounts to intrinsic value. A fundamental part of our investment process is trying to avoid permanent losses of capital. We believe that properly applying our research process and investment criteria2 of circle of competence, business, people, and price produces a portfolio with less risk than broader equity markets.

One important category of risk we seek to avoid is technological obsolescence. This risk is particularly salient for investors today given the rapid development of artificial intelligence (AI). As we have written previously3, being early and active users of new technologies is invaluable to understanding the possibilities and limitations of these technologies. While we have yet to profit from identifying AI

______________________

1      The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

2      https://www.cookandbynum.com/approach-process/

3      https://www.cookandbynum.com/how-we-think/cook-bynums-competitive-advantages/

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

winners, we have on several occasions avoided AI losers. Our portfolio companies, many in the consumer industry, are largely insulated from technological disruption. AI is unlikely to impact our brewer’s 98% market share in Peru or the one in ten Mexicans that visit our convenience stores every day. Another area of risk where we are well positioned is geopolitical risk. A Chinese military operation in Taiwan would have profound consequences for companies reliant on the supply chain for high-performance semiconductors. Such companies represent an uncomfortably large part of both the U.S. and global market today. On the other hand, none of our portfolio companies’ business models depend heavily on such inputs. This does not mean our portfolio is without geopolitical risk: Iran is a case in point. The beverage companies in our portfolio face cost pressures from oil-linked inputs such as diesel fuel and PET4 packaging, making higher oil prices from the Iran conflict a headwind to profits. Lastly, our portfolio companies’ strong balance sheets reduce risk and position our companies to capitalize on periods of economic or financial stress. We are beginning to see signs of such stress in areas such as U.S. private credit markets.

Today, the Fund is fully invested in 12 outstanding businesses operating around the world that trade at large discounts to our estimates of intrinsic value. The portfolio in aggregate trades at a trailing price-to-earnings ratio (P/E)5 of 16.0x yet has grown U.S. dollar revenue by 9% per year over the last five years with an operating margin of 18%, a return on equity of 13%, and a net cash balance sheet. As shown in the graph on the following page, the median valuation of the Fund’s holdings remains at the most attractive level we have seen since the Fund’s inception. We believe this combination of low valuations and the quality and dependability of our businesses positions the Fund for attractive future returns.

______________________

4      Polyethylene terephthalate (PET) is a clear, strong, lightweight, and 100% recyclable thermoplastic polymer primarily used for food, beverage, and consumer goods packaging.

5      Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

Median Forward P/E Ratio
25x
20x
15x
10x
5x
11.3x
Fund Median P/E
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Portfolio Characteristics

	COBYX	MSCI ACWI	S&P 500
Positions	12	2515	500
Median Market Cap	$9.1B	$9.1B	$39.4B
Price-to-Earnings Ratio	16.0x	20.5x	23.5x
Earnings Yield	6%	5%	4%
Price-to-Sales Ratio	1.7x	2.4x	3.2x
Price-to-Book Ratio	2.1x	3.4x	5.1x
5-Year USD Revenue CAGR	9%	5%	8%
Operating Margin	18%	14%	15%
Return on Equity	13%	15%	19%
Net Debt-to-EBITDA	-0.3x	1.8x	1.5x

Source: Bloomberg. Fund Median P/E is the median forward P/E of the Fund’s holdings. Valuation and operating metrics are the weighted average for trailing 12 months except for five holdings where adjustments are made to reflect true earnings power. Revenue growth is measured from 2020 to 2025. As of 3/31/2026.

Beverage companies (5 of the Fund’s 12 investments) represent a strategic positioning in the portfolio. Since Cook & Bynum’s inception in 2001, we have made 13 investments (out of 44 total) in beverage companies across all of our investment vehicles. All but one of these generated profits for the firm and it is a current holding of the Fund. The graphs on the following page show today’s attractive absolute and

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

relative valuation of our beverage holdings, driven primarily by investor pessimism towards both the sector and several of the geographies where our beverage companies operate. We see a compelling opportunity to concentrate our capital in some of the world’s most dependable businesses that trade at low absolute valuations, valuation discounts to the broader market, and valuation discounts to industry peers. We are never satisfied with our portfolio and are always trying to improve the portfolio’s potential return and reduce risk by owning the best businesses we can find at the largest discounts to intrinsic value. To that end, our research team visited 19 countries in 2025 conducting countless management meetings, factory tours, store visits, and channel checks in pursuit of undervalued securities.

Forward P/E Ratio
25x
20x
15x
10x
5x
22.1x
13.3x
13.1x
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
S&P 500
MSCI Emerging Markets
C&B Beverage Holdings

Source: Bloomberg, Cook & Bynum estimates. C&B Beverage Holdings forward P/E is the weighted average of all beverage holdings in the Fund’s portfolio at year-end since inception. S&P 500 Beverages is the S&P 500 Beverages Industry GICS Level 3 Index and BBG European Beverages is Bloomberg’s Europe 600 Beverages Price Return Index.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

A Strong Year for International Markets and Latin America

International markets outperformed the U.S. in 2025 by the largest margin since 2009, providing a tailwind for the Fund’s international holdings. 2025’s outperformance of international markets, especially Latin America, does not surprise us. In 2024, the MSCI Latin America lagged the S&P 500 by 51%–the largest underperformance gap for the region since 1998. In the five, ten, and fifteen years following 1998, the MSCI Latin America outperformed the S&P 500 by 74%, 286%, and 471%, respectively. At the end of 2024, the S&P 500’s trailing P/E of nearly 25x dwarfed the MSCI Latin America’s P/E of less than 9x. The MSCI Latin America’s P/E discount was the highest for which data was available and more than two standard deviations from the average discount since 2005. We did not expect 2024’s extreme relative headwind to our Latin American investments to continue.

All six of our Latin American investments delivered positive results in 2025. One driver of these returns has been the shifting politics of the region, as we discussed in our 2025 Annual Report:

We believe subdued investor interest in countries like Peru, but also other South American markets like Chile and Bolivia where our investments derive meaningful profits, may be nearing an inflection point. One reason for this […] is the upcoming election cycle over the next 18 months across South America. The incumbent presidents in Peru, Chile, and Bolivia are not considered market-friendly. The success of Javier Milei’s painful yet groundbreaking market-friendly reforms in Argentina have not gone unnoticed across the continent. Current polls suggest the elections in Bolivia (August 2025), Chile (November 2025), and Peru (April 2026) may bring more market-friendly politics to these countries. One should not underestimate the impact elections can have on renewing investor interest: Argentine stocks have rallied nearly 140% since Milei’s election in November 2023.

The 2025 elections in Bolivia and Chile decisively brought market-friendly politics back to these two countries. Our investment in Coca-Cola Embonor, a Chilean Coca-Cola bottler with meaningful operations in Bolivia, has reflected this renewed optimism returning 54% in U.S. dollars in 2025. Even after this advance, we believe Embonor’s shares remain at a large discount to intrinsic value trading at a mere 13.5x trailing P/E and 5.4x trailing EV/EBITDA6. This valuation is particularly compelling considering that Coca-Cola bottlers have changed hands at an average EV/EBITDA of

______________________

6      EV/EBITDA is a valuation metric that compares a company’s Enterprise Value (EV) to its Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

11x over the past fifteen years, including most recently the acquisition of Coca-Cola Beverages Africa at 10x EV/EBITDA. After nearly two decades of socialism, Bolivia is undergoing a period of economic transformation. Early reforms, including most notably the liberalization of the foreign exchange market, have boosted investor confidence and eliminated the enormous cost of sourcing foreign currency for companies like Embonor. While we expect some near-term economic pain as the economy adjusts, we believe Embonor will earn significantly more profits from Bolivia in the coming decades with the country unshackled from socialism.

While election outcomes in Bolivia and Chile rewarded investors like us in 2025, Peru’s 2026 elections may return the country to market-friendly politics. Our investment in Peruvian brewer Backus y Johnston returned about 10% in U.S. dollars in 2025, the lowest of the Fund’s six positions in Latin America. Backus trades at a mere 10.0x trailing P/E despite the company commanding over 98% market share, earning a 39% net income margin, and having a return on tangible capital over 100%. We believe we will receive a 10% dividend yield this year supported by strong operating results: in 2025 Backus’ revenue increased more than 10% in U.S. dollars and net income rose more than 50% driven by significant margin expansion. With upcoming elections, investors may revisit this extraordinary yet poorly followed Peruvian business.

Latin America is off to a strong start to 2026, building on last year’s good results and benefiting the Fund’s six investments in this region. Owing to its geography and economic structure, the region remains relatively well positioned with respect to the technological and geopolitical risks previously discussed above. These results follow more than a decade of pronounced regional underperformance, during which the MSCI Latin America Index trailed the S&P 500 by several hundred percentage points. As shown in the graph above, a widening valuation gap contributed significantly to the underperformance of this region. This underperformance led many to believe that it was futile to invest in these markets. We take a longer view: since the launch of the MSCI indices in 1988, the MSCI Latin America has outperformed the S&P 500. Our investment philosophy aims to invest in undervalued businesses. Markets with low valuations are fertile grounds for finding such opportunities. Over the years, as valuations in Latin America declined, we identified and invested in an increasing number of businesses in the region that met our criteria. Even with better recent performance, the valuation gap persists and we continue to see opportunity in many markets outside the U.S. Today, the portfolio’s 6% earnings yield combined with our

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

companies’ dependable and robust business models, strong balance sheets, solid growth prospects, and deep economic moats give us confidence in attractive future returns in a wide variety of scenarios.

Source: Bloomberg.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our investable net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage as we seek to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders. Please see the Schedule of Investments in this report for a complete list of fund holdings.

FINANCIAL STATEMENTS    |    March 31, 2026

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2026

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 8.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund is distributed by Foreside Financial Services, LLC.

FINANCIAL STATEMENTS    |    March 31, 2026

ITEM 8.       CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.     REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Reference Item 7, Note 2 which includes remuneration paid to Officers and the Statements of Operations which include remuneration paid to Trustees.

ITEM 11.     STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 13.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 14.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because it is not a closed-end management investment company.

ITEM 15.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.     CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 18.     RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.     EXHIBITS.

(a)(1) Code of Ethics in response to Item 2 of this Form N-CSR – Not applicable.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act of 1934 – Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2)  Change in the registrant’s independent public accountant – Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 4, 2026
By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 4, 2026

*   Print the name and title of each signing officer under his or her signature.